SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2001

PracticeWorks, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-16079
(Commission File Number)

52-2259090
(IRS Employer Identification Number)

1765 The Exchange, Suite 200, Atlanta, Georgia 30339
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 850-5006

(Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.

      On March 7, 2001, PracticeWorks, Inc. (“PracticeWorks” or the “Registrant”) closed its previously-announced acquisition of SoftDent, LLC, or InfoSoft, the practice management software subsidiary of Ceramco, Inc., a wholly owned subsidiary of DENTSPLY International, Inc. In connection with the acquisition, Ceramco received $32.0 million of PracticeWorks’ 6½% convertible preferred stock. These preferred shares are convertible into 9.8% of PracticeWorks common stock and are redeemable for cash after 5 years if not converted. Pro forma financial information required by Item 7 will be filed with the Securities and Exchange Commission (the “Commission”) within 60 days after the date that this Current Report on Form 8-K (the “Current Report”) is filed with the Commission by means of an amendment to this Current Report. The press release announcing this acquisition is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.   Other Events.

      On March 5, 2001, InfoCure Corporation (“InfoCure”) completed the distribution of the common stock of PracticeWorks to its stockholders in a tax-free distribution, effective 11:59 p.m. InfoCure’s stockholders of record on February 21, 2001 received a dividend of ¼ share of PracticeWorks common stock for each share of InfoCure common stock. InfoCure and PracticeWorks common stock commenced trading independently with the open of the market on Tuesday, March 6, 2001. PracticeWorks commenced trading on the American Stock Exchange under the symbol “PRW.” Effective March 6, 2001, InfoCure changed its trading symbol for its common stock on the Nasdaq National Market to “VWKS.” A copy of each of the definitive agreements entered into by PracticeWorks in connection with the spinoff is filed as exhibits hereto and each is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Businesses Acquired.

None.

      (b) Pro Forma Financial Information.

Pro forma financial information required by this Item 7 will be filed with the Commission within 60 days after the date that this Current Report is filed with the Commission by means of an amendment to this Current Report.

      (c) Exhibits.

The following exhibits are filed herewith and are incorporated herein by reference:

Exhibit No.	Description

2.1	Agreement and Plan of Distribution, dated as of February 21, 2001, by and between InfoCure Corporation and PracticeWorks, Inc.

3.1	Certificate of Incorporation of PracticeWorks, Inc. (incorporated by reference to Exhibit 3.1 to PracticeWorks Registration Statement on Form 10, filed with the Commission on August 22, 2000).

3.2(a)	Certificate of Designations of Series A Preferred Stock of PracticeWorks, Inc. issued to Ceramco, Inc.

Exhibit No.	Description

3.2(b)	Form of Certificate of Designations of Series B Preferred Stock of PracticeWorks, Inc. to be issued to the Stockholders of Medical Dynamics, Inc. (incorporated by reference to Exhibit 3.2(b) to Amendment No. 1 to PracticeWorks’ Registration Statement on Form S-1, filed with the Commission on January 24, 2001).

3.2(c)	Certificate of Designations of Series C Preferred Stock of PracticeWorks, Inc. issued to Crescent International Ltd.

3.3	By-Laws of PracticeWorks, Inc. (incorporated by reference to Exhibit 3.1 to PracticeWorks Registration Statement on Form 10, filed with the Commission on August 22, 2000).

4.1	Form of certificate representing PracticeWorks, Inc. common stock (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to PracticeWorks’ Registration Statement on Form 10, filed with the Commission on December 21, 2000).

4.2(a)	Warrant dated March 5, 2001 by and between PracticeWorks, Inc. and FINOVA Capital Corporation.

4.2(b)	Warrant dated March 5, 2001 by and between PracticeWorks, Inc. and FINOVA Capital Corporation.

4.3	Warrant dated March 6, 2001 by and between PracticeWorks, Inc. and Crescent International Ltd.

10.1	Tax Disaffiliation Agreement, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks, Inc.

10.2	Transition Services Agreement, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks, Inc.

10.3	Agreement and Plan of Distribution (filed as Exhibit 2.1).

10.4	Employee Benefits and Compensation Allocation Agreement, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks, Inc.

10.5(a)	Intellectual Property License Agreement, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks Systems, LLC.

10.5(b)	Intellectual Property License Agreement, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks Systems, LLC.

10.5(c)	Assignment of Copyrights, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks Systems, LLC.

10.5(d)	Assignment of Trademarks, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks Systems, LLC.

10.6	Amended and Restated PracticeWorks, Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.6 to Amendment No. 1 to PracticeWorks’ Registration Statement on Form 10, filed with the Commission on December 21, 2000).

Exhibit No.	Description

10.7(a)	Indemnification Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and Richard E. Perlman.

10.7(b)	Indemnification Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and James K. Price.

10.7(c)	Indemnification Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and James A. Cochran.

10.7(d)	Indemnification Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and James C. Davis.

10.8(a)	Employment Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and Richard E. Perlman.

10.8(b)	Employment Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and James K. Price.

10.8(c)	Employment Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and James A. Cochran.

10.8(d)	Employment Agreement, dated March 5, 2001, by and between PracticeWorks, Inc. and James C. Davis.

10.9+	Inventory Control System Development & Marketing Agreement by and between Ormco Corporation and InfoCure Corporation, dated as of June 23, 1999 (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to PracticeWorks’ Registration Statement on Form 10, filed with the Commission on December 21, 2000).

10.10+	InfoCure Corporation E-Commerce Agreement by and between United Stationers Supply Co. and InfoCure Corporation, dated as of January 18, 2000 (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to PracticeWorks’ Registration Statement on Form 10, filed with the Commission on December 21, 2000).

10.11+	E-Commerce Agreement by and between Summit Marketing Group, Inc. and InfoCure Corporation, dated as of November 18, 1999. (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to PracticeWorks’ Registration Statement on Form 10, filed with the Commission on December 21, 2000).

10.12+	Purchase and Marketing Agreement by and between Dell Marketing, L.P. and InfoCure Corporation, dated as of August 1, 2000 (incorporated by reference to Exhibit 10.12 to Amendment No. 1 to PracticeWorks’ Registration Statement on Form 10, filed with the Commission on December 21, 2000).

10.13	Master Service Agreement by and between Global Center, Inc. and PracticeWorks, Inc., dated as of September 13, 2000 (incorporated by reference to Exhibit 10.13 to PracticeWorks’ Registration Statement on Form 10, filed with the Commission on November 13, 2000).

10.14	Contribution Agreement, dated as of December 27, 2000, by and between InfoCure Corporation, PracticeWorks, Inc., DENTSPLY International, Inc., Ceramco, Inc. and SoftDent LLC (incorporated by reference to Exhibit 10.14 to PracticeWorks’ Registration Statement on Form S-1, filed with the Commission on January 16, 2001).

Exhibit No.	Description

10.15	Registration Rights Agreement dated as of March 7, 2001 between PracticeWorks, Inc. and Ceramco, Inc.

10.16	Stock Purchase Agreement dated as of March 5, 2001, between PracticeWorks, Inc. and Crescent International Ltd.

10.17	Registration Rights Agreement, dated as of March 5, 2001, between PracticeWorks, Inc. and Crescent International Ltd.

10.18(a)	Stock Purchase Agreement, dated as of March 6, 2001, between PracticeWorks, Inc. and Crescent International Ltd.

10.18(b)	Registration Rights Agreement dated as of March 6, 2001 between PracticeWorks, Inc. and Crescent International Ltd.

10.19	Amended and Restated Agreement and Plan of Merger and Reorganization by and among Medical Dynamics, Inc., InfoCure Corporation and CADI Acquisition Corporation, dated October 10, 2000 (incorporated by reference to Exhibit 10.19 to PracticeWorks’ Registration Statement on Form S-1, filed with the Commission on January 16, 2001).

10.20	First Amendment to the Amended and Restated Agreement and Plan of Merger and Reorganization by and among Medical Dynamics, Inc., InfoCure Corporation and CADI Acquisition Corporation, dated October 30, 2000 (incorporated by reference to Exhibit 10.20 to PracticeWorks’ Registration Statement on Form S-1, filed with the Commission on January 16, 2001).

10.21	Second Amendment to the Amended and Restated Agreement and Plan of Merger and Reorganization by and among Medical Dynamics, Inc., InfoCure Corporation and CADI Acquisition Corporation, dated December 19, 2000 (incorporated by reference to Exhibit 10.21 to PracticeWorks’ Registration Statement on Form S-1, filed with the Commission on January 16, 2001).

10.22	Loan Agreement dated as of March 5, 2001, by and between PracticeWorks, Inc., as borrower, and FINOVA Capital Corporation, as lender.

10.23	Incentive Warrant issuable to Crescent International Ltd.

10.24	Protective Warrant issuable to Crescent International Ltd.

21.1	List of Subsidiaries.

99.1	Press release, issued by the Registrant on March 8, 2001.

+	PracticeWorks applied for confidential treatment of portions of these exhibits. Accordingly, portions thereof have been omitted and were filed separately with the Securities and Exchange Commission on November 13, 2000.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 22, 2001

PRACTICEWORKS, INC.

		By:	/s/ James A. Cochran

James A. Cochran Senior Vice President and Chief Financial Officer